Supplement to Prospectus dated May 1, 2004 for
Select Exec II and M’s Versatile Product
Flexible Premium Variable Life Insurance Policies (each a “policy”)
Issued by Pacific Life Insurance Company

The Death Benefit: Optional riders is changed	The following replaces the information regarding Termination credit rider II in the supplement dated February 10, 2005 to the prospectus dated May 1, 2004:

• Termination credit rider II
May provide higher early cash value and improve long term performance. Availability limited to policies owned by a corporation or trust which meet minimum aggregate premium requirement of $50,000 annually and are issued on or after February 22, 2005.

Supplement dated March 14, 2005

Form No. 15-26703-00

Supplement dated March 14, 2005 to the
Statement of Additional Information Dated May 1, 2004 for
Pacific Select Exec II and M’s Versatile Product
Flexible Premium Universal Life Insurance Policies (each a “policy”)
Issued by Pacific Life Insurance Company

The following replaces the disclosure regarding Termination credit rider II added to MORE ON THE OPTIONAL RIDERS in the supplement dated February 10, 2005 to the Statement of Additional Information dated May 1, 2004:

Termination credit rider II

May provide higher early cash value and improve long term performance. The rider may be purchased at policy issue for policies issued on or after February 22, 2005, subject to state availability. The policy must be owned by a corporation or trust, with a minimum aggregate premium of at least $50,000 annually.

If this rider is in effect, upon surrender of the policy we will pay you a termination credit in addition to the net cash surrender value, unless either of the following is true:

•	the policy is surrendered in connection with the purchase of a replacement life insurance policy including, but not limited to, a replacement intended to qualify as a tax free exchange under section 1035 of the tax code; or

•	the owner at the time of policy surrender is different from the owner on the policy application, and the owner at the time of policy surrender is a life insurance company.

The termination credit is equal to the termination credit percentage at the time of policy surrender multiplied by the termination credit basis. The termination credit percentage for each year is shown in the Termination credit rider section of your policy specifications. The termination credit basis is the lesser of (a) or (b), reduced by (c), where:

(a)	is the total amount of premiums actually paid on the policy;

(b)	is the maximum annual termination credit basis multiplied by the number of policy years elapsed, in whole or in part, with any partial year counted as a whole year; and

(c)	is the total amount of any withdrawals.

The termination credit percentage for each policy year is shown in your policy specifications. We may reduce the schedule of termination credit percentages, and even reduce such percentages to zero, but not until at least 30 days after we have sent you revised policy specification pages which will show the reduced termination credit percentages. Any such reduction of termination credit percentages will apply uniformly to all members of the same class.

The maximum annual termination credit basis is equal to the policy’s seven-pay premium and is shown in the policy specifications.

There is a one-time charge for this rider, which is shown in the policy specifications. We deduct the charge as part of the initial monthly deduction. If the schedule of termination credit percentages is ever reduced to zero for all policy years, we will refund this rider charge to you.

While this rider is in force, the minimum death benefit of the policy will be:

•	If the guideline premium test is elected, the minimum death benefit will be the death benefit percentage multiplied by the greater of (1) the accumulated value, or (2) the sum of the cash surrender value plus the termination credit.

•	If the cash value accumulation test is elected, the minimum death benefit will be the greater of (1) the amount required for the policy to qualify as life insurance under the cash value accumulation test in the tax code, or (2) 101% of the greater of (a) the accumulated value or (b) the sum of the cash surrender value plus the termination credit.

This rider will terminate on the earlier of the policy year when the termination credit percentage shown in the policy specifications is first 0%, or the termination of the policy.

Form No. 15-26704-00